UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Fulton Street One World Trade Center, 82nd Floor New York, NY	10007
(Address of Principal Executive Offices)	(Zip Code)
(212) 260-0895
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Olo Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting, virtually or by proxy, were stockholders who held 143,767,524 shares of common stock of the Company, representing approximately 92.87% of the voting power of the shares of common stock of the Company as of the close of business on April 16, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 24, 2025.

1.	To elect three Class I directors: Noah H. Glass, David Cancel, and Linda Rottenberg, each to hold office until the Company’s annual meeting of stockholders in 2028;

2.
To ratify the selection by the audit committee of the Company’s board of directors, of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1.	Election of Directors

Nominee	For	Withhold	Broker Non-Vote
Noah H. Glass	558,638,751	8,230,083	8,911,290
David Cancel	496,141,621	70,727,213	8,911,290
Linda Rottenberg	538,121,087	28,747,747	8,911,290

Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s annual meeting of stockholders in 2028.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
575,329,262	86,448	364,414

Based on the votes set forth above, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.	Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Vote
550,379,387	16,151,552	337,895	8,911,290

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLO INC.
Dated: June 18, 2025

	By:	/s/ Noah H. Glass
Noah H. Glass
Chief Executive Officer (Principal Executive Officer)